Filed pursuant to Rule 497(e) and Rule 497(k)

under the Securities Act of 1933, as amended

File Registration No.: 033-65632

SCHRODER SERIES TRUST

(the “Trust”)

Schroder Long Duration Investment-Grade Bond Fund

(the “Fund”)

Supplement dated September 30, 2021

to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”), each dated March 1, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

On July 6, 2021, the Trust filed a supplement (the “Original Supplement”) disclosing that the Board of Trustees of the Trust approved the liquidation of the Fund and that the liquidation was scheduled to occur on or about September 30, 2021. The Fund’s liquidation has been delayed to occur on or about October 21, 2021. Accordingly, the Original Supplement has been reproduced below with this new liquidation date.

The Board of Trustees of the Trust, at the recommendation of Schroder Investment Management North America Inc. (the “Adviser”), the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Fund is closed to new investments. The Fund is expected to cease operations and liquidate on or about October 21, 2021 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “How to Sell Shares” section of the Prospectus. For those shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, the Adviser may manage the Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Liquidation costs will be accrued on the date of this Supplement and shareholders remaining in the Fund on the Liquidation Date will not be charged any additional fees by the Fund associated with the liquidation. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SCH-SK-016-0100

2